                             LETTER OF TRANSMITTAL
                    TO TENDER SHARES OF CLASS A COMMON STOCK
                                       OF

                            ENVIROTEST SYSTEMS CORP.
        PURSUANT TO THE OFFER TO PURCHASE, DATED AS OF AUGUST 19, 1998,
                                       BY

                               STONE RIVET, INC.,
                          A WHOLLY OWNED SUBSIDIARY OF

                     ENVIRONMENTAL SYSTEMS PRODUCTS, INC.,

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON WEDNESDAY, SEPTEMBER 30, 1998 UNLESS THE OFFER IS EXTENDED

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

By Registered or Certified Mail:           By Hand or Overnight Courier:
IBJ Schroder Bank & Trust Company          IBJ Schroder Bank and Trust Company
P.O. Box 84                                One State Street
Bowling Green Station                      New York, New York 10004
New York, New York 10274-0084              Attn: Securities Processing
Attn: Reorganization Operations            Window, Subcellar One, (SC-1)
  Department

                        Facsimile Transmission Number:
                       (For Eligible Institutions Only)
                                (212) 858-2611

                  Confirm Receipt of Facsimile by Telephone:
                                (212) 858-2103

     Your bank or broker can assist you in completing this Letter of Transmittal. The instructions enclosed with this Letter of Transmittal must be followed and should be read carefully. Questions and requests for additional copies of the Offer to Purchase (as defined below) and this Letter of Transmittal may be directed to the Information Agent as indicated in Instruction 8.

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile transmission or telex number other than as set forth above, will not constitute valid delivery.

     This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or if tenders of Shares are to be made by book-entry transfer into the account of IBJ Schroder Bank & Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------
       NAME(S) & ADDRESS(ES) OF REGISTERED HOLDERS(S)                 SHARE CERTIFICATE(S) AND SHARE(S)
           (PLEASE FILL IN, IF BLANK, EXACTLY AS                         TENDERED (ATTACH ADDITIONAL
            NAME(S) APPEAR(S) ON CERTIFICATE(S))                          SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                  SHARE           OF SHARES          NUMBER
                                                              CERTIFICATE(S)   REPRESENTED BY      OF SHARES
                                                                NUMBER(S)*     CERTIFICATE(S)*     TENDERED**
                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------
                                                                Total Shares
-------------------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, all Shares represented by
    certificates delivered to the Depositary will be
    deemed to have been tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------

     Check Box of Book-Entry Transfer Facility:  [ ] DTC

     Account Number
                   -------------------------------------------------------------

     Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                    --------------------------------------------

     Window Ticket Number (if any)
                                  ----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------

     Name of Institution which Guaranteed Delivery
                                                  ------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Stone Rivet, Inc., a Delaware corporation (the "Purchaser"), which is a wholly owned subsidiary of Environmental Systems Products, Inc., a Delaware corporation, the above-described shares of Class A Common Stock, $0.01 par value (the "Shares"), of Envirotest Systems Corp., a Delaware corporation (the "Company"), at a purchase price of $17.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 19, 1998, and any amendments or supplements thereto (the "Offer to Purchase"), and in this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that the Purchaser reserves the right, with the written consent of the Company, to transfer or assign, in whole or from time to time in part, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms and conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all noncash dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after August 12, 1998 and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser or a nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares tendered herewith (a "Distribution"). The undersigned hereby appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidence of transfer and authenticity, to the Depositary for the account of the Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints designees of the Purchaser as the undersigned's proxy, each with full power of substitution to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser and with respect to any Distribution. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies, consents and powers of attorney given by the undersigned with respect to such Shares (and, if applicable, such other shares and securities) will be revoked without further action, and no subsequent proxies or powers of attorney may be given nor any subsequent written consents executed (and if given or executed, will not be deemed effective) by the undersigned. The designees of the Purchaser will be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distribution) and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares (and any Distribution), free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the

Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representations that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificate to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates:

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue   [ ] Check  [ ] Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail   [ ] Check  [ ] Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                                   SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Dated:           , 1998

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s)
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (full title)
                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------
Tax Identification or Social Security No.
                                         ---------------------------------------

                  COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                    ------------------------------------------------------------
Name
    ----------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title
     ---------------------------------------------------------------------------
Name of Firm
            --------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Dated:            , 1998

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Share(s)), unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" included herein or (ii) if such Shares are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date.

     Stockholders whose Share Certificates are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARES CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. (Not Applicable to Book-Entry Stockholders). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the purchase of Shares pursuant to the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price for Shares is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must then be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of the purchased Shares pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby and if applicable) if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal, or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or brokers, dealers, commercial banks or trust companies.

     9. Waiver of Conditions. The conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion. See Section 13 of the Offer to Purchase.

     10. Substitute Form W-9. To prevent backup withholding on payments of the purchase price for Shares, each tendering stockholder generally is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (1) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9). If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to any stockholder with respect to Shares pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will thereafter withhold 31% of any purchase price payment made for Shares before a TIN is provided to the Depositary.

     Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: IF A SHAREHOLDER DESIRES TO ACCEPT THE OFFER, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------------------------------
                                                      PAYOR'S NAME:
-------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE           PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT         Social Security Number OR
                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.        Employer Identification Number
           FORM W-9
                                                                                ----------------------------------------
                              ------------------------------------------------------------------------------------------

  DEPARTMENT OF THE TREASURY   PART 2 -- CERTIFICATION --                                 PART 3 --
   INTERNAL REVENUE SERVICE    Under penalties of perjury, I certify that:
                               (1) the number shown on this form is my correct Taxpayer    Awaiting TIN [ ]
                                   Identification Number (or I am waiting for a number to
                                   be issued to me) and

                               (2) I am not subject to backup withholding either because
                                   I have not been notified by the Internal Revenue
                                   Service (the "IRS") that I am subject to backup
                                   withholding as a result of a failure to report all
                                   interest or dividends, or the IRS has notified me that
                                   I am no longer subject to backup withholding.
                              ------------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER  CERTIFICATION INSTRUCTION -- You must cross out item (2) in Part 2 above if you have been
 IDENTIFICATION NUMBER (TIN)   notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                               Signature:                                        Date:
                                          -------------------------------------       -----------------------------------
                               Name:
                                    -------------------------------------------------------------------------------------
                                                                        (Please Print)
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:                                               Date:
          -----------------------------------------------     -----------------

     Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates evidencing Shares and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank, trust company or other nominee, to the Purchasers at one of their addresses set forth below.

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

By Registered or Certified Mail:           By Hand or Overnight Courier:
IBJ Schroder Bank & Trust Company          IBJ Schroder Bank and Trust Company
P.O. Box 84                                One State Street
Bowling Green Station                      New York, New York 10004
New York, New York 10274-0084              Attn: Securities Processing
Attn: Reorganization Operations            Window, Subcellar One, (SC-1)
  Department
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                         Facsimile Transmission Number:
                        (For Eligible Institutions Only)
                                 (212) 858-2611

                   Confirm Receipt of Facsimile by Telephone:
                                 (212) 858-2103

     Questions or requests for assistance may be directed to the Information
Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed
Delivery may be obtained from the Information Agent. A stockholder also may contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 425-1685
                   ALL OTHERS CALL TOLL FREE: (800) 848-3402